Exhibit 32.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350

The undersigned, Mark J. Rubash, Senior Vice President and Chief Financial Officer of Shutterfly, Inc. (the “Company”), pursuant to 18 U.S.C. §1350, hereby certifies:

(i) the Quarterly Report on Form 10-Q for the period ended June 30, 2008 of the Company (the “Report”) fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2008                                                                                   /s/ Mark J. Rubash
                                                                                                                   Mark J. Rubash
                                                                                                                   Senior Vice President and Chief Financial Officer
                                                                                                                 (Principal Accounting Officer)